SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Security Life of Denver Insurance Company and the Registrant, Security Life Separate Account L1, certify that they meet all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under Securities Act of 1933 and have duly caused this Post-Effective Amendment No. 9 to the Registration Statement to be signed on their behalf by the undersigned, hereunto duly authorized, and their seal to be hereunto fixed and attested, all in the City and County of Denver and the State of Colorado on the 12th day of April, 1999.


                             SECURITY LIFE OF DENVER INSURANCE COMPANY
                             (Depositor)


                             BY: /s/ Stephen M. Christopher
                                ------------------------------------------
                                Stephen M. Christopher
                                President
(Seal)

ATTEST:


  /s/ Gary W. Waggoner
-----------------------------
Gary W. Waggoner




                             SECURITY LIFE SEPARATE ACCOUNT L1
                             (Registrant)

                             BY: SECURITY LIFE OF DENVER INSURANCE COMPANY (Depositor)


                             BY: /s/ Stephen M. Christopher
                                 -----------------------------------------
                                 Stephen M. Christopher
                                 President

(Seal)

ATTEST:


 /s/ Gary W. Waggoner
-----------------------------
 Gary W. Waggoner

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 9 to the Registration Statement has been signed below by the following persons in the capacities with Security Life of Denver Insurance Company and on the date indicated.


PRINCIPAL EXECUTIVE OFFICERS:


/s/  Stephen M. Christopher
------------------------------------------
Stephen M. Christopher
President, Chief Executive Officer and Director


/s/  Jim Livingston
------------------------------------------
Jim Livingston
Chief Operations Officer


PRINCIPAL ACCOUNTING OFFICER:


 /s/  Shari A. Enger
------------------------------------------
Shari A. Enger
Vice President - Controller


DIRECTORS:


------------------------------------------
Thomas F. Conroy


  /s/ Linda B. Emory
------------------------------------------
Linda B. Emory


 /s/ Michael W. Cunningham
------------------------------------------
Michael W. Cunningham